Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,161,556.61
Previously Paid Amount	0.00
Total Fee Amount	3,198.61
Total Offset Amount	0.00
Net Fee	$ 3,198.61